Exhibit 10.14

AMENDMENT TO EXCLUSIVE

PATENT LICENSE AGREEMENT

This is an Amendment to the Exclusive Patent License Agreement executed May 26, 2020 (“Amendment”). This Amendment to the Agreement is made and is effective as of the 10th day of December, 2024 (the “Effective Date”) by and between Daniel S. O’Toole, an individual residing at 5856 E. 169th St, Noblesville, IN 46062 USA (“LICENSOR”), and ARRIVE AI INC, formerly known as (f/k/a) Arrive Technology Inc, and f/k/a DRONEDEK, Corporation. ARRIVE AI, INC is a corporation organized and existing under the laws of the State of Delaware and having its principal offices at 12175 Visionary Way Fishers, IN 46038 USA (“LICENSEE”).

Recitals:

Whereas the company ARRIVE AI INC is in the process of becoming a publicly listed corporation on NASDAQ;

Whereas both Parties appreciate and understand that a continuation of the license from O’Toole to ARRIVE AI INC is important to future shareholders; and

Whereas the LICENSEE and LICENSOR are both desirous of acquiring an unlimited term to the License dated May 26, 2020 for extending the exclusive worldwide exploitation rights to practice and utilize the inventions, technology, know-how, patents, and patent applications, including to manufacture and market the Product

NOW, THEREFORE, in consideration for the mutual covenants and promises contained in this Agreement, the Parties agree as follows:

Terms and Conditions:

All of the Terms and Conditions of the License executed between the Parties on May 26, 2020 are renewed, extended and fully incorporated by reference here as part of this Amendment. Those Terms or Conditions not expressly amended herein are incorporated as if they were fully repeated in this Amendment .

AMENDMENT TO EXCLUSIVE

PATENT LICENSE AGREEMENT

7. Amended Term and Termination

a)	With respect to the rights granted herein, this Agreement shall commence upon the executing hereof and, shall continue for beyond the original seven (7) years and now is extended to perpetuity for the full term and life of the patents. Continuation shall not be unreasonably withheld unless there is a default under the full terms of the original agreement (5/27/2020) and this Amendment. In the event of a default by either party, the defaulting party has sixty (60) days to cure the default.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first mentioned above.

LICENSOR		LICENSEE

By	/s/ Daniel S. O’Toole	By	/s/ Todd Pepmeier
	Daniel S. O’Toole,		Todd Pepmeier,
	Inventor and Owner		CFO DRONEDEK, Corporation

Witnessed:	/s/ John D Ritchison
John D Ritchison,
Attorney at Law #12066-48

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